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                                                                   Exhibit 10.12


                  THIRD AMENDMENT TO SECURITY AGREEMENT


         This Third Amendment to Security Agreement is entered into as of the 4th day of June, 2003 by and among Education Lending Services, Inc., a Delaware corporation (formerly known as Grad Partners, Inc.) (the "Borrower"), Fifth Third Bank, not in its individual capacity, but solely as eligible lender trustee on behalf of Education Lending Services, Inc. (the "Borrower ELT") and Fifth Third Bank, an Ohio banking corporation (the "Lender").

         WHEREAS, Borrower, the Borrower ELT and Lender are parties to a Security Agreement, dated as of September 17, 2001 (the "Original Security Agreement"); and

         WHEREAS, Borrower, the Borrower ELT and Lender are parties to that First Amendment to Security Agreement, dated January 7, 2002 (the "First Amendment") and that Second Amendment to Security Agreement dated as of March 26, 2002 (the "Second Amendment"); and

         WHEREAS, Borrower, the Borrower ELT and Lender now desire to enter into this Third Amendment to Security Agreement to recognize the change of the name of Grad Partners, Inc. to Education Lending Services, Inc.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

         1. Construction. All capitalized terms used herein, unless otherwise defined herein, shall have the meaning given to such terms in the Original Security Agreement, as amended by the First Amendment and the Second Amendment (collectively the "Security Agreement"). By the execution of this Amendment, the parties hereby ratify, confirm and approve in all respects the Security Agreement and all its provisions. Except as expressly amended hereby, the Security Agreement shall continue in full force and effect in accordance with its terms.

         2. Name Change. The Security Agreement is hereby amended by substituting Education Lending Services, Inc. for Grad Partners, Inc. wherever such term appears.

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         IN WITNESS WHEREOF, the parties have executed this Third Amendment to
Security Agreement effective as of the date set forth above.

                                    BORROWER:

                                    Education Lending Services, Inc.

                                    By: /s/ Perry D. Moore
                                       -------------------
                                    Name:  Perry D. Moore
                                         ----------------
                                    Title: SVP - Finance
                                          --------------


                                    BORROWER ELT:

                                    Fifth Third Bank, as eligible trustee on behalf of Education Lending Services, Inc.


                                    By: /s/ Brian J. Gardner
                                       ---------------------
                                    Name:  Brian J. Gardner
                                         ------------------
                                    Title: Assistant Vice President and Senior
                                          ------------------------------------
                                          Trust Officer
                                          -------------


                                    LENDER:

                                    Fifth Third Bank


                                    By: /s/ Andrew K. Hauck
                                       --------------------
                                    Name:  Andrew K. Hauck
                                         -----------------
                                    Title: Senior Vice President
                                          ----------------------


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